UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   July 8, 2020

______________

INTERUPS INC.

(Exact name of registrant as specified in its charter)

______________

Nevada	333-182956	48-1308920
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

90 STATE STREET, SUITE 700, OFFICE 40, ALBANY, NY 12207

(Address of Principal Executive Office) (Zip Code)

(929) 376-9679

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01—OTHER EVENTS

As of July 8, 2020, Registrant is in negotiations with Akasam Consulting, Pvt. Ltd. (“Akasam”), a Category I Merchant Banker registered with the Securities and Exchange Board of India (“SEBI”) with regards to the Registrant’s potential acquisition of 74% to 80% of equity in the firm for the purposes of developing a merchant banking presence in India. This is the first in a series of steps Registrant intends to take towards establishing a comprehensive range of financial services as relevant to establishing an integrated global wealth management/ investment advisory/ investment banking practice. With this aim, Registrant is additionally working to develop, establish and/or acquire Alternative Investment Fund (“AIF”), Foreign Portfolio Investor (“FPI”), and Escrow capabilities. Registrant has begun developing relationships with service providers with these listed competences and is very hopeful of optimizing revenue and costs as these services gradually become its in-house competence and consumption for the Registrant.

THERE IS NO GUARANTEE THAT THE REGISTRANT WILL BE ABLE TO MATERIALIZE ACQUISITION OF EQUITY INTO AKASAM OR ANY OTHER ENTITIES. THERE IS NO GUARANTEE THAT THE REGISTRANT WILL BE ABLE TO ARRANGE MONIES AND THAT THE ACQUISITION(S) WILL CONSUMATE. THERE IS NO GUARANTEE THAT THE REGISTRANT WILL BE ABLE TO FIND, DEVELOP, ACQUIRE, OR PARTNER WITH SUITABLE SERVICE PROVIDERS TO FULFILL ITS VISION OF ESTABLISHING GLOBAL WEALTH MANAGEMENT, INVESTMENT ADVISORY, INVESTMENT BANKING PRACTICES. NUMEROUS ISSUES, RISKS, AND CHALLENGES MAY ARISE FOR THE REGISTRANT WITH REGARDS TO THIS VISION, INCLUDING LEGAL AND COMPLIANCE-RELATED CHALLENGES, RELATIONSHIP MANAGEMENT, AND MONETARY NEGOTIATION-RELATED CHALLENGES. EVEN IF THE REGISTRANT IS ABLE TO SUCCESSFUL PULL ALL THE WORKING PARTS OF SUCH A PRACTICE TOGETHER, THERE IS NO GUARANTEE THAT THE REGISTRANT WILL BE ABLE TO MANAGE THESE PARTS IN AN EFFICIENT, EFFECTIVE, AND SMOOTH MANNER. THERE IS NO GUARANTEE THAT REGISTRANT SHALL CEMENT ANY PROGRESS AT ALL OF BECOMING A FULL-SERVICE FINANCIAL SERVICES FIRM ALIGNED WITH ITS VISION. REGISTRANT MAY FAIL TO ACHIEVE ITS GOAL. FAILURE TO MATERIALIZE THE ACQUISITION AND/OR ITS LONG-TERM VISION SHALL MEAN LOSS OF TIME, MONEY, RESOURCES AND OPPORTUNITISTIC LOSS, VALUE, AND INCOME THAT THE REGISTRANT OTHERWISE MAY EXPECT TO GAIN.

NOTE ON FORWARD LOOKING STATEMENTS

This Report on Form 8-K may include both historical and forward-looking statements, which include information relating to future events, future financial performance, strategies, expectations, competitive environment and regulations. Words such as “may,” “shall”, “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “intending”, “contemplating”, “plans,” “believes,” “estimates,” “hopefully” and similar expressions, as well as statements in future tense, present and past continuing, identify forward-looking statements. Such statements are intended to operate as “forward-looking statements” of the kind permitted by the Private Securities Litigation Reform Act of 1995, incorporated in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). That legislation protects such predictive statements by creating a “safe harbor” from liability in the event that a particular prediction does not turn out as anticipated. Forward-looking statements should not be read as a guarantee of future performance or results and will probably not be accurate indications of when such performance or results will be achieved. Forward-looking statements are based on information we have when those statements are made, or on our management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

The inclusion of the forward-looking statements should not be regarded as a representation by us, or any other person, that such forward-looking statements will be achieved. You should be aware that any forward- looking statement made by us in this Report on Form 8-K, or elsewhere, speaks only as of the date on which we make it. We undertake no duty to update any of the forward-looking statements, whether as a result of new information, future events or otherwise. In light of the foregoing, readers are cautioned not to place undue reliance on the forward-looking statements contained in this Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERUPS INC.

July 8, 2020	By	/s/Laxmi Prasad
Laxmi Prasad, Chairman